INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Income (loss) before taxes on income is comprised as follows:

	Year ended December 31,
	2021	2020	2019
Domestic	$(11,098)	$1,241	$(6,689)
Foreign	863	(853)	257
Total income (loss) before income taxes	$(10,235)	$388	$(6,432)
Income taxes are comprised as follows:

	Year ended December 31,
	2021	2020	2019
Current income tax provision (benefit):
Domestic	(8)	96	25
Foreign	1,245	1,104	877
Total current income tax (benefit) provision	$1,237	$1,200	$902
A reconciliation of the U. S. statutory income tax rate to the Company’s effective income tax rate for continuing operations is as follows:

	Year ended December 31,
	2021	2020	2019
Income (loss) before income taxes
Domestic	$(11,098)	$1,241	$(6,689)
Foreign	863	(853)	257
Total income (loss) before income taxes	(10,235)	388	(6,432)

US statutory rate	21%	21%	21%
Income taxed computed at U. S. federal
statutory rate	(2,149)	81	(1,351)
Foreign rate differential	(14)	(155)	(52)
State and local income taxes	(359)	207	(464)
Non-deductible expenses	81	40	114
Share-based compensation	(118)	100	98
GILTI	308	—	261
Change in valuation allowance	1,493	159	1,661
Tax credits	(338)	(469)	(301)
Changes in uncertain tax positions	881	956	880
Foreign currency adjustment	(22)	187	22
Withholding tax	266	113	73
162m Addback	538	—	—
Transaction Costs	578	—	—
Warrants - MTM	160	(5)	5
Tax Inflation Adjustment	185	—	—
Tax Impact of Tax Rate Changes	111	(33)	(61)
Other	(364)	19	17
Total income tax provision	$1,237	$1,200	$902
Effective income tax rate	(12)%	309%	(14)%
The Company’s effective tax rate is subject to significant variations due to several factors, including variability in pre-tax and taxable income (loss) and the mix of jurisdictions to which they relate, intercompany transactions, the applicability of special tax regimes, changes in the Company’s currently established valuation allowance, foreign currency gains (losses), and other laws and accounting rules in various jurisdictions, and relative changes of expenses or losses for which tax benefits are not recognized.
Significant factors that impacted the Company’s effective tax rate between 2021 and 2020 were related to a pre-tax loss in 2021 compared to pre-tax income in 2020, offset by increases in non-deductible expenses, GILTI, uncertain tax positions and increase in valuation allowance.
A significant factor that impacted the Company’s effective tax rate between 2020 and 2019 was GILTI. Innovid Argentina generated a taxable loss in 2020 and therefore generated a tested loss for GILTI purposes. As a result, the tested income of the remaining foreign subsidiaries was offset entirely by the tested loss of Innovid Argentina. Thus, the Company does not have a GILTI inclusion for the 2020 tax year.
Deferred income taxes are provided for the effects of temporary differences between assets and liabilities recognized for financial reporting purposes and the amounts recognized for income tax purposes. Significant components of deferred tax assets and deferred tax liabilities consisted of the following:

	December 31,
	2021	2020
Deferred tax assets
Loss carryforwards	$10,201	$9,131
Tax credits	1,128	891
Interest limitation carryforwards	25	—
Accrued expenses	597	716
Share-based compensation	127	106
Fixed assets and intangibles	180	176
Other	187	164
Total deferred tax assets, gross	12,445	11,184
Valuation allowance	(12,445)	(11,184)
Total deferred tax assets, net	—	—
A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. The Company has established a valuation allowance to offset its deferred tax assets at December 31, 2021 and 2020 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets.
The Israeli corporate tax rate was 23% in 2021, 2020 and 2019. The Company’s production facilities in Israel have been granted the status of a “preferred enterprise” under the Law for the Encouragement of Capital Investments Law, 1959. According to the provisions of the Encouragement of Capital Investments Law, 1959, the Company has been granted a reduced tax rate. A preferred enterprise located in development area A will be subject to a tax rate of 7.5% instead of 9%. The tax rate applicable to preferred enterprises located in other areas remains at 16%.
Foreign withholding taxes and Internal Revenue Code Section 986(c) gains and losses have not been recorded on permanently reinvested earnings of certain subsidiaries aggregating $8,720 and $7,594 as of December 31, 2021 and 2020, respectively. The amount of deferred international withholding taxes and Internal Revenue Code Section 986(c) gains and losses relating to these subsidiaries is approximately $1,224 and $873 as of December 31, 2021 and 2020, respectively.
The Company’s gross NOLs for tax return purposes are as follows:

	Year ended December 31,
	2021	2020
Domestic NOLs (federal)	36,817	32,948
Domestic NOLs (state and local)	36,245	29,567
Foreign NOLs	1,136	1,740
Total	74,198	64,255
Domestic (federal and state) NOLs expire in various year starting from 2030 through an indefinite period. Foreign NOLs expire starting from 2026. A portion of domestic (federal and state) NOLs are subject to Internal Revenue Code Section 382 or similar provisions, but the net operating loss carryforwards are expected to be fully realized. The table above reflects gross NOLs for tax return purposes which are different than financial statement NOLs, as the Company’s intention is to settle additional income taxes from tax contingencies with NOLs. The other tax credit carryforwards expire in various years beginning in 2033. The Company’s intention is to settle the tax contingencies associated with the research and development credits with the attribute.
The Company’s unrecognized tax benefits are reconciled as follows:

	December 31,
	2021	2020
Gross unrecognized tax benefits as of January 1	2,373	1,438
Increases - prior year tax positions	508	—
Decreases - prior year tax positions	(410)	—
Increases - current year tax positions	691	935
Gross unrecognized tax benefits as of December 31	3,162	2,373
The balances of unrecognized tax benefits as of December 31, 2021 and 2020 are $3,162 and $2,373, respectively of which $3,162 and $2,373, respectively represent amounts that, if recognized, impact the effective income tax rate in future periods.
The Company recognized interest related to unrecognized tax benefits in its income tax provision. The Company accrued $136 and $49 for interest as of December 31, 2021 and 2020, respectively.
The Company is subject to income taxes in the US and several foreign jurisdictions including Australia, Argentina, the UK and Israel. Significant judgment is required in evaluating the Company’s tax positions and determining the Company’s provision for income taxes. During the ordinary course of business there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when we believe that certain positions might be challenged despite the belief that the Company’s tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of tax audits. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate.
The Company estimates that it is reasonably possible that the balance in unrecognized tax benefits as of December 31, 2021 will decrease by approximately $82 in the next 12 months. The unrecognized tax benefits relate to research and development credits and currently established positions in Israel.
The Company’s Israeli Subsidiary is currently under examination by the taxing authorities for 2016 to 2019 tax periods.. The last tax assessment that was received by the Company related to tax years through 2014 in Israel.